As filed with the Securities and Exchange Commission on June 8, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22880

Steben Alternative Investment Funds

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Steben & COMPANY

Annual Report
March 31, 2015

Steben Managed Futures Strategy Fund

Class A | SKLAX Class C | SKLCX Class I | SKLIX Class N | SKLNX

Advised By:

Steben & Company, Inc.
9711 Washingtonian Blvd.
Suite 400
Gaithersburg, MD 20878
240.631.7600
www.steben.com

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Page

Letter to Shareholders	1-5

Report of Independent Registered Public Accounting Firm	6

Financial Statements

Performance Review (Unaudited)	7–8

Composition of Consolidated Schedule of Investments (Unaudited)	8

Consolidated Schedule of Investments	9-10

Consolidated Schedule of Swap Contracts	11

Consolidated Statement of Assets and Liabilities	12–13

Consolidated Statement of Operations	14

Consolidated Statement of Changes in Net Assets	15

Notes to Consolidated Financial Statements	16–31

Consolidated Financial Highlights	32–35

Expense Example (Unaudited)	36–37

Trustee and Officer Information (Unaudited)	38–39

Additional Information (Unaudited)	40

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Steben Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending March 31, 2015

Dear Investor,

The Steben Managed Futures Strategy Fund (the “Fund”) seeks to achieve positive long-term absolute returns with a low correlation to equity and fixed income market indices. It does so by pursuing a managed futures strategy that attempts to profit from directional moves up or down in financial futures markets (consisting of equity index, interest rate and currency futures), commodity futures markets (consisting of energy, metals and agricultural futures) and currency forward contract markets.

The Fund currently gains exposure to a diversified portfolio of managed futures positions through a total return swap agreement. Up to 25% of the capital of the Fund is put up as margin for the swap, through a wholly owned and controlled subsidiary. The balance of the Fund’s capital is invested in short-term, liquid fixed income securities, with limited duration and credit risk. Although the capital allocation to the managed futures positions is smaller than to the fixed income securities, the managed futures positions account for the majority of the Fund’s investment risk and its potential for profit or loss.

Managed Futures Trading Advisor Allocations

The Fund accesses multiple futures trading advisors rather than just one. Multi-manager funds have the potential for lower volatility than single manager funds due to the diversification benefits of spreading capital across multiple trading advisors. In addition, the Fund attempts to diversify across different investment styles or strategies within managed futures trading.

Over the course of the past year, the Fund has had a stable allocation to five trading advisors. Half of the managed futures portfolio is allocated to trading advisors employing primarily trend-following strategies, which attempt to profit from persistent up or down trends in futures prices. These trading advisors include Winton Capital Management, Ltd., Lynx Asset Management AB, and Quantica Capital AG. The other half of the portfolio is allocated to non-trend strategies run by Crabel Capital Management, LLC (short term systematic strategy) and Fort, LP (contrarian strategy). Trend-following and non-trend strategies tend to have a low correlation to each other, so there is a diversification benefit to combining them in the Fund.

*The allocation to Crabel is on a 1.5x leveraged basis

Performance

The past year from April 1, 2014 to March 31, 2015 has been a strong one for managed futures, particularly in trend-following strategies. The Fund’s Class I shares gained 17.49% over that 12 month period, outperforming the BofA Merrill Lynch US 3-month Treasury Bill Index which gained 0.03%, as well as the Barclay Systematic Traders Index which was up 15.40%. The Barclay Systematic Traders Index is a managed futures performance benchmark which shows the equally weighted average returns of over 400 managed futures programs. This index is net of trading advisor fees, but is gross of any fund fees and is non-investable.

The inception of the Fund in 2014 coincided with a strong rebound in the performance of the managed futures industry as a whole, which had struggled during much of the post-financial crisis period from 2009 to 2013. To understand what factors drove this recovery in managed futures, one first has to understand the environmental challenges of the prior period.

Looking back historically, after a strong year for managed futures benchmarks in 2008, the industry suffered weak returns in the subsequent period of coordinated global central bank easing, which included several rounds of quantitative easing (QE) by the Federal Reserve in the US. Large scale monetary policy intervention caused three key environmental changes that were detrimental to futures trading. First, short term interest rates were pushed towards zero. This lowered, by an equivalent amount, the expected return on the cash collateral portion of any managed futures fund. Secondly, market volatility became muted. This hurt directional strategies like managed futures which rely on extended price moves up or down to generate profits. Lastly, correlations between markets and sectors became elevated, as investors in previously disparate markets all reacted in synchronization to changes in monetary policy (resulting in risk on / risk off market swings). Higher correlations reduced the benefits of diversification that managed futures funds seek in allocating to large numbers of markets.

With the tapering and end of QE in the US in 2013, two of the three negative factors above began to change. Correlations between markets began to come back down to historically normal levels by late 2013, which helped improve the level of effective diversification in managed futures portfolios. This was followed by a rise in market volatility by the second quarter of 2014. Slumping growth in Europe and Asia caused a rally in global bonds. The policy divergence between a potentially tightening Fed and an aggressively easing European Central Bank caused a large weakening trend in the euro against the US dollar. Meanwhile in energy markets, a lack of end-user demand as well as new supply from shale producers caused oil prices to plummet by half. All these macro moves benefited managed futures programs.

The one factor that remains negative for managed futures is that low short term interest rates imply low returns from the cash collateral portion of the portfolio.

Trading Advisor Attribution

All five of the managed futures trading advisors that the Fund accessed had positive performance over the past year. However, the trend-following trading advisors (Winton, Lynx and Quantica) all performed better than the non-trend trading advisors (Crabel and Fort) because strong macroeconomic trends over the past year, particularly in bonds, currencies and energy, benefited trend-following styles. This will not always be the case, and there are likely to be periods in the future when non-trend trading advisors do better, as has happened at times in the past. The strongest performer in the portfolio over the past year was Lynx, who benefited not just from being a trend-follower, but from running at a higher target risk level than the other trading advisors over the period.

*Returns are net of Trading Advisor fees but gross of other funds fees and expenses

Market Attribution

Fixed Income Markets

Fixed income markets were the largest contributors to the Fund’s profits over the past year. In particular the Fund made gains from long futures positions in fixed income, which benefited from a fall in bond yields and interest rates. Weak growth in Europe and Asia pushed central banks to ease monetary policy aggressively. The yield on the German 10-Year Bund declined steadily from 1.62% in April 2014 to 0.18% in March 2015 in anticipation of quantitative easing (QE) by the European Central Bank, which eventually came in the first quarter of 2015. In the US, the Fed had ceased bond purchases as part of its QE program, while economic growth and labor market conditions were improving. Nevertheless, US 10-Year Treasury yields still trended lower from 2.80% to 1.64% between April 2014 and January 2015, as a result of stronger foreign demand for US bonds from Europe and Asia where yields were even lower.

Currencies

Trading in currency futures and forward contracts was the second largest profit contributor for the Fund. The gains were largely made through short positions in the euro against the US dollar, which fell from $1.39 in May 2014 to a 12 year low of $1.05 in March 2015. This large swing was due to the monetary policy divergence between the Eurozone, where the ECB was aggressively easing monetary policy, and the US where the Fed had stopped its easing and was waiting to tighten. Historically, the currencies of regions with stronger monetary easing tend to depreciate, and that was certainly the case with the euro over the last 12 months.

Equities

Although equity markets generally moved higher over the prior year, the gains in managed futures trading equity index futures was more muted. This was largely due to a number of sharp sell-offs in US markets in October 2014, December 2014 and January 2015, which whipsawed trend-following programs. Managers reduced long position sizes after experiencing losses with these sudden market declines, so as a result they did not participate as much when stocks then rebounded. Long positions in European indices were the main profit driver, as these rallied strongly on the expectation of the ECB launching a QE program.

Commodities

Within the physical commodities markets, the energy sector was the most profitable area for futures trading, while metals and agricultural markets had little net impact on the Fund. The year saw a dramatic collapse of crude oil prices from $107.26 per barrel in June 2014 to $43.46 per barrel in March 2015, the lowest price seen since March

2009. This was driven in part from the demand side and in part from the supply side. Demand for oil was cyclically weak with slowing growth in China and Europe. Meanwhile, supply rose with increased shale production in the US and elsewhere. It was also reported that Saudi Arabia may have deliberately denied OPEC’s attempts to agree to production cuts at its November 27, 2014 meeting in order to let prices fall to levels that might force higher cost US producers to close.

Summary

We continue to believe investors should allocate a portion of their overall portfolio to a historically non-correlated strategy such as managed futures, which has the potential to provide significant diversification benefits over the long term. Given strong equity and fixed income asset class performance since the financial crisis, we believe maintaining exposure to managed futures has become even more prudent at this stage of the market cycle.

We thank you for investing in the Steben Managed Futures Strategy Fund. As always, we appreciate your continued support.

Sincerely,

John Dolfin

Chief Investment Officer

Steben & Company, Inc.

DEFINITIONS:

Barclay Systematic Traders Index*: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2015 there were 457 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index*: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

*It is not possible to invest directly in an index.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AS WITH ANY INVESTMENT, THERE IS A POTENTIAL FOR GAIN AND A RISK OF LOSS. Returns less than one year are cumulative. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit www.steben.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, Class C, Class N and Class I shares are 2.00%, 2.75%, 2.00% and 1.75%, respectively. Performance shown at NAV does not reflect any fees or sales charges and would be lower if it did. Investors of Class C shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within 12 months of purchase. A redemption fee of 1.00% of the then-current value of the Class N and Class I shares redeemed is imposed on redemptions of shares made within 30 days of purchase (i.e., the redemption is effective on or before the 30th day following the date of purchase), subject to certain exceptions. The CDSC and redemption fee are not reflected in the quoted returns.

At any given time, the Fund may not seek exposure to any of the managers listed and may seek exposure to other managers. Similarly, the Fund may allocate some or all of its assets to various sectors at any given time. Performance by Trading Advisor presents the weighted contribution for each and Performance by Sector presents the performance for each sector traded in the Fund, over the period shown. Performance attribution is net of managers’ management and incentive fees and is gross of Fund fees.

RISK CONSIDERATIONS: There are risks involved with investing, including the possible loss of principal. The Steben Managed Futures Strategy Fund (Fund) is a non-diversified mutual fund. It invests up to 25% of its assets in a Cayman Islands subsidiary. Fund investors will bear the fees and expenses of the subsidiary. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved. Diversification does not eliminate risk. Investing in commodity futures subjects the Fund to volatility as futures prices are influenced by weather, geologic and environmental factors, regulatory changes and restrictions. Investing in foreign currencies subjects the Fund to the risk that those currencies will change adversely in value relative to the US dollar. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Trading on foreign exchanges and foreign investments including exposure to foreign currencies, involves risks not typically associated with US investments, including fluctuations in foreign currency values, adverse social and economic developments, less liquidity, greater volatility, less developed or inefficient trading markets, political instability and differing auditing and legal standards. Derivative instruments can be highly volatile, illiquid and difficult to value. The Fund’s use of derivatives such as futures, swaps, forward contracts and options contracts exposes the Fund to additional risks such as leverage risk, tracking risk, liquidity risk and counterparty default risk that it may not be subject to if it invested directly in the underlying securities. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The use of leverage can increase share price volatility and magnify gains or losses, as well as cause the Fund to incur additional expenses. The value of most fixed income securities and derivatives are impacted by changes in interest rates. Fixed income securities with longer durations tend to be more sensitive and more volatile than securities with shorter durations; fixed income prices generally fall as interest rates rise. Other risks include credit risk which refers to an issuer’s ability to make interest and principal payments when due. Below investment grade and high yield or junk bond debt is subject to heightened credit risk, liquidity risk, and risk of default. Investing in commodities through a controlled foreign corporation subsidiary involves taxation and regulatory risk. Where applicable, income received from commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Changes in applicable foreign and domestic laws could result in the inability of the Fund and/or subsidiary to operate. Investment pools in which the subsidiary seeks exposure to through swap arrangements will pay management fees, commissions, operating expenses and performance based fees to each manager it retains. As a result, the cost of investing in the Fund may be higher than a mutual fund that invests directly in securities. There is no guarantee that any of the trading strategies used by the managers retained will be successful. The adviser’s judgments about the investment expertise of each manager accessed may prove to be inaccurate and may not produce the desired results.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Steben Managed Futures Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Steben Managed Futures Strategy Fund, including the consolidated schedule of investments and consolidated schedule of swap contracts, as of March 31, 2015, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period April 1, 2014 (commencement of operations) through March 31, 2015. These consolidated financial statements and consolidated financial highlights are the responsibility of Steben Managed Futures Strategy Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with custodians and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Steben Managed Futures Strategy Fund as of March 31, 2015, the results of its operations, the changes in its net assets and the consolidated financial highlights for the period April 1, 2014 through March 31, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

May 29, 2015

Steben Managed Futures Strategy Fund

Performance Review (Unaudited)

April 1, 2014 (commencement of operations) to March 31, 2015

		Total Return
	Inception Date	Since Inception

Steben Managed Futures Strategy Fund - Class A (without maximum load)	4/1/2014	17.32%

Steben Managed Futures Strategy Fund - Class A (with maximum load)	4/1/2014	10.57%

Steben Managed Futures Strategy Fund - Class C (without sales charge)	4/1/2014	16.52%

Steben Managed Futures Strategy Fund - Class C (with sales charge)	4/1/2014	15.52%

Steben Managed Futures Strategy Fund - Class I	4/1/2014	17.49%

Steben Managed Futures Strategy Fund - Class N	4/1/2014	17.31%

Barclay Systematic Traders Index	4/1/2014	15.40%

BofA Merrill Lynch US 3-Month Treasury Bill Index	4/1/2014	0.03%

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (“CDSC”) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Class I and Class N imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If it had, the return would be reduced.

Barclay Systematic Traders Index: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2015 there were 457 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

Generally, indices are unmanaged and are not available for direct investment. One cannot invest directly in an index.

Growth of $10,000 Investment

(Unaudited)

Steben Managed Futures Strategy Fund

Consolidated Schedule of Investments

March 31, 2015

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: 47.60%
Finance and Insurance: 22.95%
American International Group, Inc.	10/18/2016	5.600%	1,550,000	$1,652,339
Bank of America Corporation (a)	03/22/2016	1.085%	1,500,000	1,505,329
Capital One Bank, (USA), National Association (a)	02/13/2017	0.758%	1,000,000	999,965
Caterpillar Financial Services Corporation (a)	03/03/2017	0.492%	1,000,000	1,001,086
Citigroup Inc.	04/01/2016	1.300%	1,250,000	1,254,370
Daimler Finance North America LLC (b)	09/15/2016	2.625%	1,000,000	1,021,979
Daimler Finance North America LLC (a)(b)	03/02/2018	0.682%	1,000,000	1,001,128
Ford Motor Credit Company LLC (a)	01/09/2018	1.192%	850,000	852,304
General Electric Capital Corporation (a)	07/12/2016	0.902%	1,000,000	1,006,693
The Goldman Sachs Group, Inc.	02/07/2016	3.625%	1,000,000	1,021,397
The Goldman Sachs Group, Inc. (a)	12/15/2017	1.071%	400,000	401,673
ING Bank N.V. (b)(c)	09/25/2015	2.000%	300,000	301,918
JPMorgan Chase & Co. (a)	02/26/2016	0.881%	1,500,000	1,503,887
Metropolitan Life Global Funding I (a)(b)	04/10/2017	0.632%	1,000,000	1,002,394
Metropolitan Life Global Funding I (b)	04/10/2017	1.300%	309,000	310,724
Morgan Stanley (a)	10/15/2015	0.733%	1,000,000	1,001,416
MUFG Americas Holdings Corporation (a)	02/09/2018	0.826%	1,500,000	1,502,070
Wells Fargo Bank, National Association (a)	05/16/2016	0.467%	2,000,000	1,995,538

				19,336,210

Information: 6.17%
AT&T Inc.	08/15/2016	2.400%	1,500,000	1,526,534
NBCUniversal Enterprise, Inc. (a)(b)	04/15/2016	0.790%	1,500,000	1,504,428
Oracle Corporation (a)	07/07/2017	0.454%	1,400,000	1,401,565
Verizon Communications Inc. (a)	09/15/2016	1.801%	750,000	762,087

				5,194,614

Manufacturing: 6.63%
Anheuser-Busch Companies, LLC	03/01/2017	5.600%	750,000	816,957
Becton, Dickinson and Company (a)	06/15/2016	0.721%	375,000	375,458
Eaton Corporation	11/02/2015	0.950%	1,390,000	1,390,214
Gilead Sciences, Inc.	12/01/2016	3.050%	1,500,000	1,552,653
Rockwell Collins, Inc. (a)	12/15/2016	0.621%	1,000,000	1,000,943
Zimmer Holdings, Inc.	04/01/2018	2.000%	450,000	453,599

				5,589,824

Mining, Quarrying, and Oil and Gas Extraction: 0.94%
Pioneer Natural Resources Company	07/15/2016	5.875%	750,000	791,666

Pharmaceuticals: 0.59%
EMD Finance LLC (a)(b)	03/17/2017	0.619%	500,000	499,802

Professional, Scientific, and Technical Services: 0.83%
Volkswagen Group of America Finance, LLC (a)(b)	05/23/2017	0.632%	500,000	499,965
Volkswagen Group of America Finance, LLC (a)(b)	11/20/2017	0.701%	200,000	200,041

				700,006

Retail Trade: 0.91%
BP Capital Markets PLC (c)	03/11/2016	3.200%	750,000	767,308

Transportation and Warehousing: 3.56%
Enbridge Inc. (a)(c)	06/02/2017	0.712%	1,000,000	987,410
Kansas City Southern de Mexico, S.A. de C.V. (a)(c)	10/28/2016	0.956%	500,000	498,906
Spectra Energy Partners, LP	06/15/2016	2.950%	500,000	511,191
TransCanada PipeLines Limited (c)	01/15/2016	0.750%	1,000,000	998,463

				2,995,970

Utilities: 3.98%
The Dayton Power and Light Company	09/15/2016	1.875%	500,000	505,389
Duke Energy Corporation (a)	04/03/2017	0.636%	1,500,000	1,503,266
Georgia Power Company (a)	08/15/2016	0.657%	1,000,000	999,546
Kinder Morgan, Inc.	12/01/2017	2.000%	350,000	349,455

				3,357,656

Wholesale Trade: 1.04%
Actavis Funding SCS (a)(c)	03/12/2018	1.348%	875,000	880,523

TOTAL CORPORATE BONDS (Cost $40,120,728)				40,113,579

U.S. GOVERNMENT NOTES/BONDS: 3.00%
United States Treasury Note/Bond	04/30/2015	2.500%	1,000,000	1,001,875
United States Treasury Note/Bond	05/31/2015	2.125%	1,520,000	1,524,750

TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,526,874)				2,526,625

The accompanying notes are an integral part of these consolidated financial statements.

	Maturity Date	Yield / Coupon Rate	Principal Amount / Shares	Value
SHORT-TERM INVESTMENTS: 23.70%
COMMERCIAL PAPER: 13.21%
AXA Financial, Inc.	05/05/2015	0.085%	300,000	$299,932
Bacardi U.S.A., Inc.	04/22/2015	0.368%	400,000	399,886
Catholic Health Initiatives - Series A	05/27/2015	0.147%	530,000	529,876
CVS Caremark Corporation	04/27/2015	0.382%	400,000	399,864
Daimler Finance North America LLC	04/10/2015	0.076%	500,000	499,953
Diageo Capital PLC	04/15/2015	0.438%	500,000	499,903
DNB Bank ASA	05/18/2015	0.118%	500,000	499,909
Eaton Corporation	04/09/2015	0.275%	400,000	399,951
Enterprise Products Operating LLC	04/28/2015	0.506%	400,000	399,820
GDF Suez	04/20/2015	0.067%	500,000	499,955
General Mills, Inc.	04/07/2015	0.058%	400,000	399,979
HSBC Bank USA, National Association *	04/01/2015	0.000%	400,000	400,000
ING (U.S.) Funding LLC	05/12/2015	0.112%	300,000	299,921
ING (U.S.) Funding LLC	06/17/2015	0.182%	200,000	199,913
Intercontinental Exchange, Inc.	04/14/2015	0.085%	500,000	499,969
J.P. Morgan Securities LLC	04/17/2015	0.039%	400,000	399,956
John Deere Bank SA	04/08/2015	0.032%	500,000	499,988
Mitsubishi UFJ Trust & Banking Corporation (U.S.A.)	06/15/2015	0.207%	500,000	499,755
Mizuho Funding LLC	04/06/2015	0.014%	500,000	499,983
MUFG Union Bank, National Association	05/11/2015	0.097%	500,000	499,911
NextEra Energy Capital Holdings, Inc.	04/02/2015	0.029%	400,000	399,994
Oglethorpe Power Corporation (An Electric Membership Corporation)	05/11/2015	0.111%	400,000	399,924
Oversea-Chinese Banking Corporation Limited	06/10/2015	0.129%	500,000	499,835
Prudential Public Limited Company	05/01/2015	0.057%	400,000	399,940
Simon Property Group, L.P.	05/13/2015	0.079%	400,000	399,921
Southern Company Funding Corporation *	04/01/2015	0.000%	400,000	400,000

TOTAL COMMERCIAL PAPER (Cost $11,128,026)				11,128,038

MONEY MARKET FUND: 8.01%
Fidelity Institutional Money Market Portfolio - Class I, 0.10% (d)(e)			6,747,350	6,747,350

TOTAL MONEY MARKET FUND (Cost $6,747,350)				6,747,350

U.S. GOVERNMENT NOTES/BONDS: 2.48%
United States Treasury Note/Bond	08/31/2015	0.375%	235,000	235,257
United States Treasury Note/Bond	11/15/2015	0.375%	740,000	740,752
United States Treasury Note/Bond	01/31/2016	2.000%	1,100,000	1,116,070

TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,092,058)				2,092,079

TOTAL SHORT-TERM INVESTMENTS (Cost $19,967,434)				19,967,467

TOTAL INVESTMENTS (Cost $62,615,036): 74.30%				62,607,671
Other Assets in Excess of Liabilities, 25.70% (f)				21,651,123

TOTAL NET ASSETS, 100.00%				$84,258,794

(a)	Variable rate security. The rate reported is the rate in effect as of March 31, 2015.

(b)

Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid based on procedures approved by the Board of Trustees. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2015, the value of these securities total $6,342,379 which represents 7.53% of total net assets.

(c)	Foreign Issued Security.

(d)	The rate quoted is the annualized seven-day effective yield as of March 31, 2015.

(e)	All or a portion of this security is held by SMFCF. See Note 1.

(f)	Includes assets pledged as collateral for swap contracts. See Note 2.

* Non-income producing security.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Consolidated Schedule of Swap Contracts

March 31, 2015

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of Steben Managed Futures Cayman Fund Ltd. (“SMFCF”). See Note 1.

Termination Date	Reference Index	Notional	Unrealized Appreciation (Depreciation)*	Counterparty
4/1/19	SMFCF^	$ 91,802,472	$ 11,485,006	Deutsche Bank AG

^

Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.

* Unrealized appreciation is a receivable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Consolidated Statement of Assets and Liabilities

March 31, 2015

ASSETS
Investments, at fair value (cost $62,615,036)	$62,607,671
Income receivable	154,312
Receivable for capital shares sold	488,415
Unrealized gain on swap contracts (Note 1)	11,485,006
Deposits with broker for swap contracts (Note 2)	9,696,500

Total Assets	84,431,904

LIABILITIES
Payable for distribution fees	1,265
Payable to Adviser	121,083
Payable for capital shares redeemed	50,755
Other liabilities	7

Total Liabilities	173,110

NET ASSETS	$84,258,794

Net assets consist of:
Paid in capital	$73,643,084
Accumulated net investment loss	(865,716)
Accumulated net realized gain on investments and swap contracts	3,785
Net unrealized appreciation (depreciation) on:
Investments	(7,365)
Swap contracts	11,485,006

NET ASSETS	$84,258,794

The accompanying notes are an integral part of these consolidated financial statements.

Class A:

Net Assets	$1,690,258

Shares issued and outstanding (unlimited shares authorized, no par value)	144,072

Net asset value, redemption and minimum offering price per share(1)	$11.73

Maximum offering price per share (net asset value per share divided by 0.9425)(2)	$12.45

Class C:

Net Assets	$374,403

Shares issued and outstanding (unlimited shares authorized, no par value)	32,133

Net asset value, redemption and offering price per share(3)	$11.65

Class I:

Net Assets	$78,497,674

Shares issued and outstanding (unlimited shares authorized, no par value)	6,681,169

Net asset value, redemption and offering price per share(4)	$11.75

Class N:

Net Assets	$3,696,459

Shares issued and outstanding (unlimited shares authorized, no par value)	315,114

Net asset value, redemption and offering price per share(4)	$11.73

(1)	A contingent deferred sales charge (CDSC) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 18 months of purchase.

(2)	Reflects a maximum sales charge of 5.75%.

(3)	A CDSC of 1.00% may be imposed on share purchases that are redeemed within 12 months of purchase.

(4)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Consolidated Statement of Operations

For the Period April 1, 2014 (Commencement of Operations) through March 31, 2015

INVESTMENT INCOME
Interest income	$253,649

EXPENSES
Management fees (Note 5)	794,746
Distribution fees - Class A (Note 5)	760
Distribution fees - Class C (Note 5)	643
Distribution fees - Class N (Note 5)	1,817
Operating services fee (Note 5)	317,899
Other expenses	3,500

TOTAL EXPENSES	1,119,365

NET INVESTMENT LOSS	(865,716)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS
Net realized gain on investments	3,785
Net change in unrealized appreciation/depreciation on:
Investments	(7,365)
Swap Contracts	11,485,006

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SWAP CONTRACTS	11,481,426

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,615,710

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Consolidated Statement of Changes in Net Assets

For the Period April 1, 2014 (Commencement of Operations) through March 31, 2015

FROM OPERATIONS
Net investment loss	$(865,716)
Realized gain on investments	3,785
Change in unrealized appreciation/depreciation on:
Investments	(7,365)
Swap Contracts	11,485,006

Net Increase in Net Assets from Operations	10,615,710

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	74,256,830
Payments for shares redeemed	(713,746)

Net Increase in Net Assets from Capital Transactions	73,543,084

Total Increase in Net Assets	84,158,794

NET ASSETS
Beginning of period	100,000

End of period	$84,258,794

Accumulated Net Investment Loss	$(865,716)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(1) ORGANIZATION

The Steben Managed Futures Strategy Fund (the “Fund”) is a separate operating series of Steben Alternative Investment Funds (the “Trust”), a Delaware statutory trust since February 14, 2013, that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles (collectively, “Investment Pools”), swaps that have returns linked to the returns of Investment Pools managed by advisors who employ a variety of managed futures trading strategies (“Trading Advisors”) using managed futures programs (“Swaps”), and futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), and options on futures and swaps (“Derivative Instruments”).

The Fund may invest in Derivative Instruments and Investment Pools directly or it may invest up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary, Steben Managed Futures Cayman Fund Ltd. (“SMFCF”), formed under the laws of the Cayman Islands, to pursue its managed futures strategy through investments in one or more Swap and Derivative Instruments. SMFCF is advised by Steben & Company, Inc. (the “Investment Manager”) and has the same investment objective as the Fund. The consolidated financial statements of the Fund include the investment activity and financial statements of SMFCF. The only investment held by SMFCF as of March 31, 2015 is a swap contract, for which the notional value was $91,802,472. At March 31, 2015, the SMFCF reported an unrealized gain on the swap contract of $11,485,006. In addition, SMFCF holds cash and cash equivalents in the amount of $25,011 as collateral on the swap contract. See Note 2.

The managed futures strategies in which the Fund typically seeks exposure includes the following investment styles: (1) trend following, (2) short-term systematic and discretionary trading, and (3) counter-trend or mean reversion strategies. The Investment Manager expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Investment Manager allocates these assets to Principal Global Investors, LLC (the “Sub-Adviser”), who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group of BBB-/A-3 or higher; or by Fitch Ratings of BBB-/F3 or higher; or, if unrated, determined by the Investment Manager or the Sub-Adviser to be of comparable quality. However, the fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front-end sales load of 5.75% and a maximum deferred sales charge of 1.00%, Class C shares have a maximum deferred sales charge of 1.00%, and Class I and Class N shares have a redemption fee of 1.00% if sold within 30 days, (ii) Class A and Class N shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) Class A, Class C and Class N shares require a minimum initial investment of $2,500 with a minimum subsequent investment of $100 and Class I shares require a minimum initial investment of $1,000,000 with a minimum subsequent investment of $25,000; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” and each member a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. All classes of the Fund commenced operations on April 1, 2014.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	VALUATION

Share Valuation

The price of Fund shares is based on the Net Asset Value (“NAV”) per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Investment Valuation

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (the “Pricing and Valuation Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Pricing and Valuation Procedures, the Board has delegated the day-to-day responsibility for applying and administering these procedures to a valuation committee comprised of employees of the Investment Manager (the “Valuation Committee”) subject to the Board’s oversight. The composition of this Valuation

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Pricing and Valuation Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, the Investment Manager checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). The Investment Manager compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. The Investment Manager documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Pricing and Valuation Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that the Investment Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Investment Manager also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Fixed income securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term Securities – The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the 1940 Act) for short-term investments (investments that have a maturity date of 60 days or less), and are categorized in Level 2 of the fair value hierarchy. The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

Futures and Options – Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Swaps – Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index. To the extent that a counterparty does not provide a value of the swap, the Investment Manager may provide a price based on the aggregate value of each managed account for which the swap provides exposure to the performance of selected Trading Advisors, net of applicable fees and expenses under the swap. The value of a managed account is provided by each Trading Advisor as of the same time the counterparty would have otherwise provided a price for the swap.

Investment Companies, Investment Pools and ETFs – Investments in other investment companies and Investment Pools are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

The following table summarizes the Fund’s consolidated investments and swap contracts as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Long Term Investments
Corporate Bonds	$—	$40,113,579	$—	$40,113,579
U.S. Government Notes/Bonds	—	2,526,625	—	2,526,625

Total Long Term Investments	$—	$42,640,204	$—	$42,640,204

Short Term Investments
Commercial Paper	$—	$11,128,038	$—	$11,128,038
Money Market Fund	6,747,350	—	—	6,747,350
U.S. Government Notes/Bonds	—	2,092,079	—	2,092,079

Total Short Term Investments	$6,747,350	$13,220,117	$—	$19,967,467

Total Investments	$6,747,350	$55,860,321	$—	$62,607,671

Swap Contracts*
Long Total Return Swap Contracts	$—	$11,485,006	$—	$11,485,006

Total Swap Contracts	$—	$11,485,006	$—	$11,485,006

*	Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized appreciation on the instrument.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. From April 1, 2014 (commencement of operations) to March 31, 2015, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

(c) INVESTMENT STRATEGIES

Investment Pools

Each Investment Pool is managed on a discretionary basis by a third-party Trading Advisor pursuant to such Trading Advisor’s managed futures program. Investment Pools may be commodity pools or unregistered investment companies commonly referred to as hedge funds. They may be domiciled onshore in the U.S. or offshore outside of the U.S. Although some Investment Pools may be publicly offered or traded, many offer their securities through private placements without registration with the Securities and Exchange Commission (“SEC”). Most Investment Pools do not trade in the secondary market and, therefore, may have limited liquidity. Investment Pools are not mutual funds, and in most circumstances, do not have any limits on the amount of leverage in their underlying portfolios.

The Investment Pools use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Investment Pool will exceed the cash deposited in its trading accounts. For example, if the general partner or manager of an Investment Pool wants the Investment Pool to trade a $100,000,000 portfolio (nominal trading level) the Investment Pool’s margin requirement may be $15,000,000. The Investment Pool can either deposit $100,000,000 to “fully fund” the account or can deposit only a portion of the $100,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Investment Pools. In addition, the leverage may make the Investment Pool subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Trading Advisors in the Investment Pools from making investments they consider optimal. Cash deposited in the trading account for each Investment Pool will be available to meet the margin requirements of any share class of the Investment Pool. However, additional funds to meet margin calls are available only to the extent of the Investment Pool’s assets and not from the SMFCF or the Fund.

For managing Investment Pool assets, Trading Advisors receive a management fee between 1.0% and approximately 2.0% of an Investment Pool’s assets. They also receive a performance fee that generally ranges from 10% to 30% of the Investment Pool’s returns. Accordingly, the Fund may indirectly pay a performance fee to a Trading Advisor with positive investment performance, even if the Fund’s overall returns are negative. Investment Pool management fees are typically based on the notional trading level and not the cash deposited in the trading account.

As of March 31, 2015, the Fund did not invest directly in any Investment Pools.

Swaps

The Swaps that the Fund utilized during the year have returns linked to the returns of Investment Pools managed by Trading Advisors. The Swaps are based on a notional amount agreed upon by the Investment Manager and the counterparty. The Investment Manager may add or remove exposure to the Investment Pools managed by Trading Advisors from the Swap or adjust the Swap’s notional exposure among the Investment Pools managed by Trading Advisors. The Swaps are designed to provide the Fund exposure to the performance of selected Trading Advisors and such performance will reflect the deduction of any Trading Advisor management and performance fees based on the notional amount invested in the Swaps. The value of a Swap is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the Trading Advisors. The management fees paid by the counterparty to the Trading Advisors will represent between 0% and approximately 2.5% of the Fund’s investment in the Swap. Performance fees will range from 10% to 30% of the Swap’s returns and are computed without regard to the performance of other Trading Advisors. Accordingly, the Fund may indirectly pay a performance fee to a Trading Advisor with positive investment performance, even if the Fund’s overall returns are negative. The Fund does not invest more than 25% of its assets with any one Swap counterparty. Managed futures style investments will be made without restriction as to issuer capitalization, country or currency.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME RECOGNITION

Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the consolidated statement of operations.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(e) FEDERAL INCOME TAXES

The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from realized capital gains sufficient to relieve it from all, or substantially all, federal and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The SMFCF is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the SMFCF’s income. Net investment loss of the SMFCF cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of March 31, 2015, the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$62,615,036

Gross tax unrealized appreciation	32,345
Gross tax unrealized depreciation	(39,710)

Net tax unrealized depreciation	(7,365)

Undistributed ordinary income	8,916,133

Other accumulated unrealized appreciation	1,706,942

Total distributable earnings	$10,615,710

At March 31, 2015, the Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund had no deferred losses at March 31, 2015.

The Fund made no distributions since the commencement of operations on April 1, 2014 through March 31, 2015.

(f) USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(g) INDEMNIFICATIONS

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

(h) ORGANIZATION AND OFFERING COSTS

Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Investment Manager shall pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. These expenses may not be recouped by the Investment Manager.

(i) FUND EXPENSES

Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: fees for advisory services; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; taxes and governmental fees (including tax preparation fees); acquired fund fees and expenses; shareholder servicing fees, expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act or fees pursuant to any services agreement with the Investment Manager; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Operating Services Agreement may be terminated at any time by the Board. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

(j) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends received from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain. Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates. Generally, Fund distributions are taxable in the year received. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless the shareholder opts to take distributions in cash, in the form of a check. Shareholders may change their distribution option either in writing or by calling the transfer agent at any time. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

(k) COUNTERPARTY, CREDIT AND MARKET RISK

The Swaps in which the Fund invests will be off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. Over-the-counter (“OTC”) and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations is considered credit risk. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

(l) CFTC REGULATION

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps), have been able to claim exclusion from registration as commodity pool operators (“CPO“s) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC adopted substantial amendments to that regulation. The Investment Manager is registered with the CFTC as a CPO under the Commodity Exchange Act and serves as a registered CPO with respect to the Fund. CPO registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund. The CFTC has proposed amendments to its regulations governing CPOs that are intended to harmonize regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC, to which the Fund is already subject, and CPO regulation by the CFTC. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

The Fund and SMFCF have filed for an exemption with the National Futures Association under Rule 4.12(c) (3) of the CFTC Regulations.

(3) DERIVATIVE INSTRUMENTS

Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund invested in Derivative Instruments such as swap contracts and may invest in futures contracts and forward currency contracts in order to pursue its managed futures strategy. Such investments are not for hedging purposes.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s consolidated statement of assets and liabilities and statement of operations. The fair value of swap contracts are recorded in the Fund’s consolidated statement of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the Derivative Instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Fund’s consolidated statement of operations.

At March 31, 2015, the Fund held a swap contract which is not subject to a master netting agreement. As the table below illustrates, no positions are netted in these financial statements.

Assets				Gross Amounts not Offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts	$11,485,006	$ —	$11,485,006	$ —	$ —	$11,485,006

Total	$11,485,006	$ —	$11,485,006	$ —	$ —	$11,485,006

The following table presents the fair value of consolidated open swap contracts for the Fund at March 31, 2015 as presented on the Fund’s consolidated statement of assets and liabilities.

	Fair Value		Net Unrealized Gain (Loss) on

Swap Contracts	Assets	Liabilities	Open Positions
Long Total Return Swap Contracts: SMFCF	$11,485,006	$ —	$11,485,006

The following table presents the trading results of the derivative trading and information related to the volume of the Fund since the commencement of operations on April 1, 2014 through March 31, 2015. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s consolidated statement of operations.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

	Gain (Loss) from Trading

	Net Realized	Net Change in Unrealized
Swap Contracts	$ —	$11,485,006

The average monthly notional amount of the swap contracts for the period April 1, 2014 (commencement of operations) through March 31, 2015 for the Fund was $75,445,539.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

(4) INVESTMENT TRANSACTIONS

Since the commencement of operations on April 1, 2014 through March 31, 2015, the aggregate cost of security purchases and the proceeds from security sales (excluding short-term investments and U.S. Government obligations) were $65,398,652 and $6,025,087, respectively.

Since the commencement of operations on April 1, 2014 through March 31, 2015, purchases and sales of U.S. Government obligations were $2,048,008 and $0, respectively.

(5) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

The Board is authorized to engage an investment adviser and it has selected Steben & Company, Inc. to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Investment Manager is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the terms of the Investment Management Agreement, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the average daily net assets of the Fund of 1.25%, accrued daily and payable monthly. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund incurred $794,746 in management fees.

(b) INVESTMENT SUBADVISORY FEE

Under the terms of an investment subadvisory agreement (the “Investment Subadvisory Agreement”) between the Investment Manager, the Sub-Adviser and the Fund, the Sub-Adviser is entitled to receive, on a quarterly basis, an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets at an annualized rate of: 0.10% on assets from $250 million up to $400 million; 0.09% on assets from $400 million up to $500 million; and 0.08% on assets above $500 million. The Sub-Adviser is paid by the Investment Manager, not the Fund.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(c) OPERATING SERVICES FEE

The Fund will pay to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.50%, which is paid monthly, based on the average daily net assets of the Fund. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund incurred $317,899 in operating services fees.

(d) DISTRIBUTION FEE

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”). Class A, Class C and Class N shareholders will pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of average daily net assets and Class I shareholders will pay no 12b-1 fees. Since the commencement of operations on April 1, 2014 through March 31, 2015, the Fund incurred $760 in distribution fees for Class A shares, $643 in Class C shares and $1,817 in Class N shares.

(6) COMPENSATION FOR TRUSTEES

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(7) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

	Period Ended March 31, 2015*
Steben Managed Futures Strategy Fund – Class A	Shares	Amount
Shares Sold	145,672	$1,643,665
Shares Redeemed	(1,600)	(17,949)

Net Increase	144,072	$1,625,716

Beginning Shares	—

Ending Shares	144,072

	Period Ended March 31, 2015*
Steben Managed Futures Strategy Fund – Class C	Shares	Amount
Shares Sold	32,223	$363,449
Shares Redeemed	(90)	(1,012)

Net Increase	32,133	$362,437

Beginning Shares	—

Ending Shares	32,133

	Period Ended March 31, 2015*
Steben Managed Futures Strategy Fund – Class I	Shares	Amount
Shares Sold	6,719,378	$68,531,142
Shares Redeemed	(48,209)	-540,879

Net Increase	6,671,169	$67,990,263

Beginning Shares	10,000

Ending Shares	6,681,169

	Period Ended March 31, 2015*
Steben Managed Futures Strategy Fund – Class N	Shares	Amount
Shares Sold	328,431	$3,718,574
Shares Redeemed	(13,317)	(153,906)

Net Increase	315,114	$3,564,668

Beginning Shares	—

Ending Shares	315,114

Steben Managed Futures Strategy Fund
Total Net Increase		$73,543,084

* All share classes commenced operations on April 1, 2014.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Notes to Consolidated Financial Statements

March 31, 2015

(8) SUBSEQUENT EVENTS

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund – Class  A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.18)
Net realized and unrealized gain	1.91

Total from Investment Operations	1.73

Net Asset Value, End of Period	$11.73

Total Investment Return[3]	17.32%

Net Assets, End of Period, in Thousands	$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.00%	[4]

Ratio of net investment loss to average net assets	(1.61)%	[4]
Portfolio turnover rate[5]	11.40%

1	All ratios have been annualized except total investment return.

2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3	Total investment return excludes the effect of applicable sales charges.

4	Ratios do not include the income and expenses of the CTAs included in the swap.

5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.26)
Net realized and unrealized gain	1.91

Total from Investment Operations	1.65

Net Asset Value, End of Period	$11.65

Total Investment Return[3]	16.52%

Net Assets, End of Period, in Thousands	$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.75%	[4]

Ratio of net investment loss to average net assets	(2.36)%	[4]
Portfolio turnover rate[5]	11.40%

1	All ratios have been annualized except total investment return.

2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3	Total investment return excludes the effect of applicable sales charges.

4	Ratios do not include the income and expenses of the CTAs included in the swap.

5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.15)
Net realized and unrealized gain	1.90

Total from Investment Operations	1.75

Net Asset Value, End of Period	$11.75

Total Investment Return[3]	17.49%

Net Assets, End of Period, in Thousands	$78,498
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.75%	[4]

Ratio of net investment loss to average net assets	(1.36)%	[4]
Portfolio turnover rate[5]	11.40%

1	All ratios have been annualized except total investment return.

2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3	Total investment return excludes the effect of redemption fees.

4	Ratios do not include the income and expenses of the CTAs included in the swap.

5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund – Class N

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.18)
Net realized and unrealized gain	1.91

Total from Investment Operations	1.73

Net Asset Value, End of Period	$11.73

Total Investment Return[3]	17.31%

Net Assets, End of Period, in Thousands	$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.00%	[4]

Ratio of net investment loss to average net assets	(1.61)%	[4]
Portfolio turnover rate[5]	11.40%

1	All ratios have been annualized except total investment return.

2	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3	Total investment return excludes the effect of redemption fees.

4	Ratios do not include the income and expenses of the CTAs included in the swap.

5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Expense Example

March 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 through March 31, 2015).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended March 31, 2015 (Unaudited)

	Fund’s Annualized Consolidated Expense Ratio	Beginning Value October 1, 2014	Ending Account Value March 31, 2015	Consolidated Expenses Paid During Period[1]

Steben Managed Futures Strategy Fund - Class A
Actual	2.00%	$1,000.00	$1,110.70	$10.52
Hypothetical [2]	2.00%	$1,000.00	$1,014.96	$10.05

Steben Managed Futures Strategy Fund - Class C
Actual	2.75%	$1,000.00	$1,106.60	$14.44
Hypothetical [2]	2.75%	$1,000.00	$1,011.22	$13.79

Steben Managed Futures Strategy Fund - Class I
Actual	1.75%	$1,000.00	$1,112.00	$9.21
Hypothetical [2]	1.75%	$1,000.00	$1,016.21	$8.80

Steben Managed Futures Strategy Fund - Class N
Actual	2.00%	$1,000.00	$1,110.70	$10.52
Hypothetical [2]	2.00%	$1,000.00	$1,014.96	$10.05

1

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 365 to reflect the period October 1, 2014 through March 31, 2015.

2	Hypothetical assumes a 5% return.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Trustee and Officer Information

(Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, the number of portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) and any public Director/ Trusteeships is set forth below. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com.

Independent Trustees*

Name and Age	Position(s) with Fund	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years

George W. Morriss# Age: 67	Trustee (Since 2013)	3

Adjunct Professor, Columbia University School of Inter- national and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), from 1991 to 2001.

				Trustee of Neuberger & Berman Funds complex (which consists of 55 funds), since 2007; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).

Mark E. Schwartz# Age: 67	Trustee (Since 2013)	3	President, TriCapital Advisors, Inc., since 2006.	Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).

Interested Trustees*
Name and Age	Position(s) with Fund	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years

Kenneth E. Steben** Age: 60	Trustee and Chief Execu- tive Officer (Since 2013)	3	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund (investment companies)(two funds).

*

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

#	Member of the Audit Committee and the Governance and Nominating Committee.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years

Francine J. Rosenberger Age: 47	Chief Compliance Officer (“COO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Carl Serger Age: 55	Chief Financial Officer (Since 2013)

Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Independent Consultant in 2007; Senior VP and CFO, Ebix (software company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology platform company) from 1999 to 2006.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Additional Information

(Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 after commencement of operations will be available on Form N-PX without charge by calling 1.800.726.3400, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.732.0330.

Privacy Policy

The Fund collects non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

For More Information

Investment Adviser	Fund Administrator, Transfer Agent and Fund Accountant
Steben & Company, Inc. 9711 Washingtonian Blvd., Suite 400 Gaithersburg, MD 20878	U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202

Custodian	Distributor

U.S. Bank, N.A.	Foreside Fund Services, LLC
Custody Operations	Three Canal Plaza, Suite 100
1555 North RiverCenter Dr., Suite 302	Portland, ME 04101
Milwaukee, WI 53212

Independent Registered Public Accounting Firm	Fund Counsel
K&L Gates, LLP
KPMG LLP	State Street Financial Center
191 W Nationwide Blvd., Suite 500	One Lincoln Street
Columbus, OH 43215	Boston, MA 02111

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. George Morriss is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the period April 1, 2014 (commencement of operations) through March 31, 2015. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$27,500	N/A
Audit-Related Fees	$4,200	N/A
Tax Fees	$8,750	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$8,750	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. George Morriss and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland

20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Steben Alternative Investment Funds

By (Signature and Title) /s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date June 8, 2015

By (Signature and Title) /s/ Carl Serger
Carl Serger, Chief Financial Officer

Date June 8, 2015